SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Nature of Operations

Nature of Operations

Baxter International Inc., through its subsidiaries, provides a broad portfolio of essential healthcare products across its portfolio, including acute and chronic dialysis therapies; sterile intravenous (IV) solutions; infusion systems and devices; parenteral nutrition therapies; inhaled anesthetics; generic injectable pharmaceuticals; and surgical hemostat and sealant products. The company’s global footprint and the critical nature of its products and services play a key role in expanding access to healthcare in emerging and developed countries. These products are used by hospitals, kidney dialysis centers, nursing homes, rehabilitation centers, doctors’ offices and by patients at home under physician supervision. The company operates in three segments: Americas, EMEA and APAC, which are described in Note 17.

Use of Estimates

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles (GAAP) requires the company to make estimates and assumptions that affect reported amounts and related disclosures. Actual results could differ from those estimates.

Basis of Presentation

Basis of Presentation

The consolidated financial statements include the accounts of Baxter and its majority-owned subsidiaries that Baxter controls, after elimination of intercompany transactions. Certain reclassifications have been made to conform prior period consolidated financial statements to the current period presentation.

On July 27, 2017, Baxter acquired 100 percent of Claris Injectables Limited (Claris), a wholly owned subsidiary of Claris Lifesciences Limited, for total cash consideration of $629 million, net of cash acquired.  Beginning July 27, 2017, Baxter’s financial statements include the assets, liabilities and operating results of Claris.  Refer to Note 5 for additional information.

On July 1, 2015, Baxter completed the distribution of approximately 80.5% of the outstanding common stock of Baxalta Incorporated (Baxalta), to Baxter shareholders (the Distribution). The Distribution was made to Baxter’s shareholders of record as of the close of business on June 17, 2015 (the Record Date), who received one share of Baxalta common stock for each Baxter common share held as of the Record Date. As a result of the Distribution, Baxalta became an independent public company.

In 2016, Baxter disposed of its remaining 19.5% interest in Baxalta through a series of transactions including debt-for-equity exchanges, an equity-for-equity exchange and a contribution to its U.S. pension plan. As a result of these transactions, the company extinguished approximately $3.65 billion in company indebtedness, repurchased 11,526,638 Baxter shares and contributed 17,145,570 Baxalta shares to its U.S. pension plan. On June 3, 2016, Baxalta became a wholly-owned subsidiary of Shire plc (Shire).

References in this report to Baxalta prior to the Merger closing date refers to Baxalta as a stand-alone public company. References in this report to Baxalta subsequent to the Merger closing date refer to Baxalta as a subsidiary of Shire.

As a result of the separation, the consolidated statements of income, consolidated balance sheets, consolidated statements of cash flow, and related financial information reflect Baxalta’s operations, assets and liabilities, and cash flows as discontinued operations for all periods presented. Refer to Note 2 for additional information regarding the separation of Baxalta.

Currency restrictions enacted in Venezuela require Baxter to obtain approval from the Venezuelan government to exchange Venezuelan bolivars for U.S. dollars and require such exchange to be made at the official exchange rate established by the government. In the first quarter of 2016, the Venezuelan government moved from the three-tier exchange rate system to a two-tiered exchange rate system and the official rate for food and medicine imports was adjusted from 6.3 to 10 bolivars per U.S. dollar. Due to a recent decline in transactions settled at the official rate or the secondary rate and limitations on the company’s ability to repatriate funds generated by its Venezuela operations, the company concluded in the second quarter of 2017 that it no longer met the accounting criteria for control over its business in Venezuela and the company deconsolidated its Venezuelan operations on June 30, 2017. As a result of deconsolidating the Venezuelan operations, the company recorded a pre-tax charge of $33 million in other (income) expense, net in 2017. This charge included the write-off of the company’s investment in its Venezuelan operations, related cumulative unrealized translation adjustments and elimination of intercompany amounts. Beginning in the third quarter of 2017, the company no longer includes the results of its Venezuelan business in its consolidated financial statements.

In September 2017, Hurricane Maria caused damage to certain of the company's assets in Puerto Rico and disrupted operations. Insurance, less applicable deductibles and subject to any coverage exclusions, covers the repair or replacement of the company's assets that suffered loss or damage, and the company is working with its insurance carriers and claims adjusters to ascertain the full amount of insurance proceeds due to the company as a result of the damages and the loss the company suffered. The company's insurance policies also provide coverage for interruption to the company’s business, including lost profits, and reimbursement for other expenses and costs that have been incurred relating to the damages and losses suffered. In 2017, the Company recorded $32 million of pre-tax charges related to damages caused by the hurricane, including $11 million related to the impairment of damaged inventory and fixed assets as well as $21 million of idle facility and other costs. These amounts were recorded as a component of cost of sales in the consolidated statement of income for year ended December 31, 2017. At this time, the full amount of business interruption costs and recoveries cannot be estimated, and accordingly, no additional amounts, including amounts for anticipated insurance recoveries, have been recorded as of December 31, 2017

Revenue Recognition

Revenue Recognition

The company recognizes revenues from product sales and services when earned. Specifically, revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred (or services have been rendered), the price is fixed or determinable, and collectability is reasonably assured. For product sales, revenue is not recognized until title and risk of loss have transferred to the customer. The shipping terms for the majority of the company’s revenue arrangements are FOB destination. The recognition of revenue is delayed if there are significant post-delivery obligations, such as training, installation or other services. Provisions for discounts, rebates to customers, chargebacks to wholesalers and returns are provided for at the time the related sales are recorded, and are reflected as a reduction to gross sales to arrive at net sales.

The company sometimes enters into arrangements in which it commits to delivering multiple products or services to its customers. In these cases, total arrangement consideration is allocated to the deliverables based on their relative selling prices. Then the allocated consideration is recognized as revenue in accordance with the principles described above. Selling prices are determined by applying a selling price hierarchy and by using vendor specific objective evidence (VSOE), if it exists. Otherwise, selling prices are determined using third party evidence (TPE). If neither VSOE nor TPE is available, the company uses its best estimate of selling prices.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts Receivable and Allowance for Doubtful Accounts

In the normal course of business, the company provides credit to its customers, performs credit evaluations of these customers and maintains reserves for potential credit losses. In determining the amount of the allowance for doubtful accounts, the company considers, among other items, historical credit losses, the past-due status of receivables, payment histories and other customer-specific information. Receivables are written off when the company determines they are uncollectible. The allowance for doubtful accounts was $120 million at December 31, 2017 and $127 million at December 31, 2016.

Product Warranties

Product Warranties

The company provides for the estimated costs relating to product warranties at the time the related revenue is recognized. The cost is determined based on actual company experience for the same or similar products, as well as other relevant information. Product warranty liabilities are adjusted based on changes in estimates.

Cash and Equivalents	Cash and Equivalents Cash and equivalents include cash, certificates of deposit and money market funds with an original maturity of three months or less.
Inventories

Inventories

as of December 31 (in millions)	2017	2016
Raw materials	$347	$319
Work in process	116	122
Finished goods	1,012	989
Inventories	$1,475	$1,430

Inventories are stated at the lower of cost (first-in, first-out method) or market value. Market value for raw materials is based on replacement costs, and market value for work in process and finished goods is based on net realizable value. The company reviews inventories on hand at least quarterly and records provisions for estimated excess, slow-moving and obsolete inventory, as well as inventory with a carrying value in excess of net realizable value.

Property, Plant and Equipment, Net

Property, Plant and Equipment, Net

as of December 31 (in millions)	2017	2016
Land	$144	$118
Buildings and leasehold improvements	1,687	1,486
Machinery and equipment	6,220	5,551
Equipment with customers	1,403	1,297
Construction in progress	694	710
Total property, plant and equipment, at cost	10,148	9,162
Accumulated depreciation	(5,560)	(4,873)
Property, plant and equipment (PP&E), net	$4,588	$4,289

Depreciation expense is calculated using the straight-line method over the estimated useful lives of the related assets, which range from 20 to 50 years for buildings and improvements and from three to 15 years for machinery and equipment. Leasehold improvements are amortized over the life of the related facility lease (including any renewal periods, if appropriate) or the asset, whichever is shorter. Baxter capitalizes certain computer software and software development costs incurred in connection with developing or obtaining software for internal use as part of machinery and equipment. Capitalized software costs are amortized on a straight-line basis over the estimated useful lives of the software, and are included in depreciation expense. Straight-line and accelerated methods of depreciation are used for income tax purposes. Depreciation expense was $607 million in 2017, $632 million in 2016 and $597 million in 2015. Depreciation expense in 2017 and 2016 included accelerated depreciation of $18 million and $48 million, respectively, related to business optimization and separation costs.

Acquisitions

Acquisitions

Results of operations of acquired companies are included in the company’s results of operations as of the respective acquisition dates. The purchase price of each acquisition is allocated to the net assets acquired based on estimates of their fair values at the date of the acquisition. Any purchase price in excess of these net assets is recorded as goodwill. The allocation of purchase price in certain cases may be subject to revision based on the final determination of fair values during the measurement period, which may be up to one year from the acquisition date.

Contingent consideration is recognized at the estimated fair value on the acquisition date. Subsequent changes to the fair value of contingent payments are recognized in earnings as a component of other (income) expense, net. Contingent payments related to acquisitions may consist of development, regulatory and commercial milestone payments, in addition to sales-based payments, and are valued using discounted cash flow techniques. The fair value of development, regulatory and commercial milestone payments reflects management’s expectations of probability of payment, and increases or decreases as the probability of payment or expectation of timing of payments changes. The fair value of sales-based payments is based upon probability-weighted future revenue estimates and increases or decreases as revenue estimates or expectation of timing of payments changes.

Research and Development

Research and Development

Research and development (R&D) costs, including R&D acquired in transactions that are not business combinations, are expensed as incurred. Pre-regulatory approval contingent milestone obligations to counterparties in collaborative arrangements which include acquired R&D are expensed when the milestone is achieved. Contingent milestone payments made to such counterparties on or after regulatory approval are capitalized and amortized over the remaining useful life of the related product. Amounts capitalized for such payments are included in other intangible assets, net of accumulated amortization.

Acquired in-process R&D (IPR&D) is the value assigned to technology or products under development acquired in a business combination which have not received regulatory approval and have no alternative future use.

Acquired IPR&D is capitalized as an indefinite-lived intangible asset. Development costs incurred after the acquisition are expensed as incurred. Upon receipt of regulatory approval of the related technology or product, the indefinite-lived intangible asset is accounted for as a finite-lived intangible asset and amortized on a straight-line basis over the estimated economic life of the related technology or product, subject to annual impairment reviews as discussed below. If the R&D project is abandoned, the indefinite-lived asset is charged to expense.

Collaborative Arrangements

Collaborative Arrangements

The company enters into collaborative arrangements in the normal course of business. These collaborative arrangements take a number of forms and structures, and are designed to enhance and expedite long-term sales and profitability growth. These arrangements may provide that Baxter obtain commercialization rights to a product under development, and require Baxter to make upfront payments, contingent milestone payments, profit-sharing, and/or royalty payments. Baxter may be responsible for ongoing costs associated with the arrangements, including R&D cost reimbursements to the counterparty. See above regarding the accounting treatment of upfront and contingent payments. Any royalty and profit-sharing payments during the commercialization phase are expensed as cost of sales when they become due and payable.

Business Optimization Charges

Business Optimization Charges

The company records liabilities for costs associated with exit or disposal activities in the period in which the liability is incurred. Employee termination costs are primarily recorded when actions are probable and estimable. Costs for one-time termination benefits in which the employee is required to render service until termination in order to receive the benefits are recognized ratably over the future service period. Refer to the discussion below regarding the accounting for asset impairment charges.

Goodwill, Intangible Assets, and Other Long-Lived Assets

Goodwill, Intangible Assets, and Other Long-Lived Assets

Goodwill is the excess of purchase price over the fair value of acquired assets and liabilities in a business combination.  Goodwill is not amortized, but is subject to an impairment review annually and whenever indicators of impairment exist. Goodwill would be impaired if the carrying amount of a reporting unit exceeded the fair value of that reporting unit, calculated as the present value of estimated cash flows discounted using a risk-free market rate adjusted for a market participant’s view of similar companies and perceived risks in the cash flows. The implied fair value of goodwill is then determined by subtracting the fair value of all identifiable net assets other than goodwill from the fair value of the reporting unit, with an impairment charge recorded for the excess, if any, of carrying amount of goodwill over the implied fair value.

Indefinite-lived intangible assets, such as IPR&D acquired in business combinations and certain trademarks with indefinite lives, are subject to an impairment review annually and whenever indicators of impairment exist. Indefinite-lived intangible assets are impaired if the carrying amount of the asset exceeded the fair value of the asset.

The company reviews the carrying amounts of long-lived assets, other than goodwill and intangible assets not subject to amortization, for potential impairment when events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. In evaluating recoverability, the company groups assets and liabilities at the lowest level such that the identifiable cash flows relating to the group are largely independent of the cash flows of other assets and liabilities. The company then compares the carrying amounts of the assets or asset groups with the related estimated undiscounted future cash flows. In the event impairment exists, an impairment charge is recorded as the amount by which the carrying amount of the asset or asset group exceeds the fair value.

Shipping and Handling Costs

Shipping and Handling Costs

Shipping costs, which are costs incurred to physically move product from Baxter’s premises to the customer’s premises, are classified as marketing and administrative expenses. Handling costs, which are costs incurred to store, move and prepare products for shipment, are classified as cost of sales. Approximately $291 million in 2017, $311 million in 2016 and $272 million in 2015 of shipping costs were classified in marketing and administrative expenses.

Income Taxes

Income Taxes

Deferred taxes are recognized for the future tax effects of temporary differences between financial and income tax reporting based on enacted tax laws and rates. The company maintains valuation allowances unless it is more likely than not that the deferred tax asset will be realized. With respect to uncertain tax positions, the company determines whether the position is more likely than not to be sustained upon examination, based on the technical merits of the position. Any tax position that meets the more likely than not recognition threshold is measured and recognized in the consolidated financial statements at the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement. The liability relating to uncertain tax positions is classified as current in the consolidated balance sheets to the extent the company anticipates making a payment within one year. Interest and penalties associated with income taxes are classified in the income tax expense line in the consolidated statements of income.

Refer to the Recently Adopted Accounting Pronouncements section of this note and Note 15 for additional information related to the 2017 Tax Act.

Foreign Currency Translation

Foreign Currency Translation

Currency translation adjustments (CTA) related to foreign operations are included in other comprehensive income (OCI). For foreign operations in highly inflationary economies, translation gains and losses are included in other (income) expense, net, and were not material in 2017, 2016 and 2015.

Derivatives and Hedging Activities

Derivatives and Hedging Activities

All derivative instruments are recognized as either assets or liabilities at fair value in the consolidated balance sheets and are classified as short-term or long-term based on the scheduled maturity of the instrument. Based upon the exposure being hedged, the company designates its hedging instruments as cash flow, fair value or net investment hedges.

For each derivative instrument that is designated and effective as a cash flow hedge, the gain or loss on the derivative is accumulated in accumulated other comprehensive income (AOCI) and then recognized in earnings consistent with the underlying hedged item. Option premiums or net premiums paid are initially recorded as assets and reclassified to OCI over the life of the option, and then recognized in earnings consistent with the underlying hedged item. Cash flow hedges are classified in net sales, cost of sales, and net interest expense, and primarily related to forecasted third-party sales denominated in foreign currencies, forecasted intercompany sales denominated in foreign currencies and anticipated issuances of debt, respectively.

For each derivative instrument that is designated and effective as a fair value hedge, the gain or loss on the derivative is recognized into earnings, with an offsetting loss or gain recognized against the carrying value on the underlying hedged item. Changes in the fair value of the hedges are classified in net interest expense, as they hedge the interest rate risk associated with certain of the company’s fixed-rate debt.

For a portion of the company’s senior notes, the company has designated this debt as a hedge of its net investment in its European operations, and, as a result, mark to spot rate adjustments of the outstanding debt balances have been and will be recorded as a component of AOCI.

For derivative instruments that are not designated as hedges, the change in fair value is recorded directly to other (income) expense, net.

If it is determined that a derivative or nonderivative hedging instrument is no longer highly effective as a hedge, the company discontinues hedge accounting prospectively. If the company removes the cash flow hedge designation because the hedged forecasted transactions are no longer probable of occurring, any gains or losses are immediately reclassified from AOCI to earnings. Gains or losses relating to terminations of effective cash flow hedges in which the forecasted transactions are still probable of occurring are deferred and recognized consistent with the income or loss recognition of the underlying hedged items. If the company terminates a fair value hedge, an amount equal to the cumulative fair value adjustment to the hedged items at the date of termination is amortized to earnings over the remaining term of the hedged item. If the company removes the net investment hedge designation, any gains or losses recognized in AOCI are not reclassified to earnings until the company sells, liquidates, or deconsolidates the foreign investments that were being hedged.

Derivatives, including those that are not designated as a hedge, are principally classified in the operating section of the consolidated statements of cash flows.

Refer to Note 9 for further information regarding the company’s derivative and hedging activities.

New Accounting Standards

New Accounting Standards

Recently issued accounting standards not yet adopted

In February 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-02, Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income.  As a result of the enactment of the 2017 Tax Act, the FASB issued new accounting guidance on the reclassification of certain tax effects from AOCI to retained earnings. The optional guidance is effective January 1, 2019, with early adoption permitted. The Company is evaluating whether it will adopt the new guidance along with any impacts on the company’s financial position, results of operations and cash flows.

In August 2017, the FASB issued ASU No. 2017-12, Targeted Improvements to Accounting for Hedging Activities, which amends ASC 815, Derivatives and Hedging. The purpose of this ASU is to better align a company’s risk management activities and financial reporting for hedging relationships, simplify the hedge accounting requirements, and improve the disclosures of hedging arrangements. The effective date for this ASU is January 1, 2019, with early adoption permitted. The company is evaluating the potential effects on its consolidated financial statements.

In October 2016, the FASB issued ASU No. 2016-16, Income Taxes (Topic 740): Intra-Entity Transfers of Assets Other than Inventory. ASU No. 2016-16 generally accelerates the recognition of income tax consequences for asset transfers between entities under common control. Entities are required to adopt using a modified retrospective approach with a cumulative adjustment to opening retained earnings in the year of adoption for previously unrecognized income tax expense. The company anticipates a negative retained earnings adjustment of approximately $66 million upon adoption of the standard on January 1, 2018 related to the unrecognized income tax effects of asset transfers that occurred prior to adoption.

In February 2016, the FASB issued ASU No. 2016-02, Leases. Under the new guidance, lessees are required to recognize a right-of-use asset and a lease liability on the balance sheet for all leases, other than those that meet the definition of a short-term lease.  This update will establish a lease asset and lease liability by lessees for those leases classified as operating under current GAAP. Leases will be classified as either operating or finance under the new guidance. Operating leases will result in straight-line expense in the income statement, similar to current operating leases, and finance leases will result in more expense being recognized in the earlier years of the lease term, similar to current capital leases.  This ASU is effective for the company beginning January 1, 2019. The company is currently evaluating the impact of this standard on its consolidated financial statements.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), which amends the existing accounting standards for revenue recognition. ASU No. 2014-09 is based on principles that govern the recognition of revenue at an amount an entity expects to be entitled when products are transferred to customers. ASU No. 2014-09 will be effective for the company beginning on January 1, 2018. The standard may be applied retrospectively to each prior period presented or retrospectively with the cumulative effect recognized as of the date of adoption. The company has completed an assessment of the new standard and is currently executing its detailed implementation plan and developing processes and controls for gathering information for required disclosures. The company will adopt the standard using the modified retrospective method.  The primary impact of the new standard relates to the company’s contract manufacturing operations and software arrangements.  Certain contract manufacturing arrangements may require revenue recognition over-time in situations in which the company produces products that have no alternative use and the company has an enforceable right to payment for performance completed to date, inclusive of a reasonable profit margin. This may result in an acceleration of revenue recognition for certain contractual arrangements as compared to recognition under current accounting literature.  The new guidance is also expected to impact the company’s arrangements subject to current software revenue recognition guidance, as the company may be required to recognize as revenue a significant portion of the contract consideration upon delivery of the software compared to the current practice of recognizing the contract consideration ratably over time for certain arrangements. The company expects the adjustment to increase its opening balance of retained earnings by approximately $50 million, net of tax, upon adoption.  The company does not expect ASU 2014-09 to have a material impact to reported revenue in subsequent reporting periods.

Recently adopted accounting pronouncements

As of January 1, 2018, the company adopted Accounting Standards Update (ASU) No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, which amends ASC 715, Compensation – Retirement Benefits, to require employers that present a measure of operating income in their statements of earnings to include only the service cost component of net periodic postretirement benefit cost in operating expenses. The service cost component of net periodic pension and postretirement benefit cost should be presented in the same operating expense line items as other employee compensation costs arising from services rendered during the period. The other components of net periodic pension and postretirement benefit cost, including interest costs, expected return on assets, amortization of prior service cost/credit and actuarial gains/losses, and settlement and curtailment effects, are to be included separately and outside of any subtotal of operating income. This guidance impacted the presentation of the company’s consolidated statements of income with no impact on net income.  The company elected to apply the practical expedient which allows it to reclassify amounts disclosed previously in the retirement and other benefits footnote as the basis for applying retrospective presentation for prior comparative periods. As adoption is required to be on a retrospective basis, the company has recast its historical consolidated statements of income presented herein. The retrospective impact of adoption for the years ended December 31, 2017, 2016 and 2015 are shown in the following tables.

	Year Ended December 31, 2017
	As Previously Reported	Adjustments	As Adjusted

Cost of sales	$6,099	$(8)	$6,091
Gross margin	4,462	8	4,470
Marketing and administrative expenses	2,587	(21)	2,566
Research and development expenses	617	(4)	613
Operating income	1,258	33	1,291
Other (income) expense, net	(14)	33	19

	Year Ended December 31, 2016
	As Previously Reported	Adjustments	As Adjusted

Cost of sales	$6,053	$(6)	$6,047
Gross margin	4,110	6	4,116
Marketing and administrative expenses	2,739	(14)	2,725
Research and development expenses	647	(1)	646
Operating income	724	21	745
Other (income) expense, net	(4,296)	21	(4,275)

	Year Ended December 31, 2015
	As Previously Reported	Adjustments	As Adjusted

Cost of sales	$5,822	$(45)	$5,777
Gross margin	4,146	45	4,191
Marketing and administrative expenses	3,094	(63)	3,031
Research and development expenses	603	(16)	587
Operating income	449	124	573
Other (income) expense, net	(105)	124	19

As of January 1, 2017, the company adopted on a prospective basis ASU No. 2016-09, Improvements to Employee Share-Based Payment Accounting, which amends ASC Topic 718, Compensation – Stock Compensation. The updated guidance requires all tax effects related to share-based payments to be recorded in income tax expense in the consolidated statement of income. Previous guidance required that tax effects of deductions in excess of share-based compensation costs (windfall tax benefits) be recorded in additional paid-in capital, and tax deficiencies be recorded in additional paid-in capital to the extent of previously recognized windfall tax benefits, with the remainder recorded in income tax expense. The new guidance also requires the cash flows resulting from windfall tax benefits to be reported as operating activities in the consolidated statement of cash flows, rather than the previous requirement to present windfall tax benefits as an inflow from financing activities. As a result of the adoption, net income and operating cash flow for 2017 increased by approximately $56 million.  The prior periods have not been restated and therefore, windfall tax benefits of $39 million and $7 million, respectively, for 2016 and 2015 were not included in net income and were included as cash flows from financing activities in the consolidated statement of cash flows.

In December 2017, the SEC issued guidance for situations where the accounting for certain elements of the 2017 Tax Act cannot be completed prior to the release of a company's financial statements. For specific elements of the 2017 Tax Act, the company has determined a reasonable estimate for certain effects and has recorded that estimate as a provisional amount. The guidance provides a measurement period to allow a company to account for these specific elements, which begins in the reporting period that includes the enactment of the 2017 Tax Act and ends when the company has obtained, prepared and analyzed the information needed in order to complete its accounting assessments. The resulting tax effects must be recognized in the period the assessment is complete, and included in income tax (benefit) expense, accompanied by appropriate disclosures.  The measurement period shall not exceed one year from enactment, December 22, 2018.